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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                  May 24, 2002
                                  ------------

                            CARLYLE INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                   1-3462                           13-1574754
                   -------------------------------------------
          (Commission file number)     (IRS employer identification number)

                 One Palmer Terrace, Carlstadt, New Jersey 07072
                 -----------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (201) 935-6220
                                                 --------------

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ITEM 5.  OTHER EVENTS

     On May 24, 2002, Carlyle Industries, Inc. entered into an Agreement and Plan of Merger, dated as of May 24, 2002, by and among Carlyle Industries, Inc. and Levcor International, Inc. A copy of the merger agreement has been filed as exhibit 2.1 to this Report.

     Attached is a press release dated May 28, 2002, in which Carlyle Industries, Inc. and Levcor International, Inc. jointly announced that they have signed a definitive merger agreement, whereby Carlyle Industries, Inc. will merge with and into Levcor International, Inc. After the merger, Levcor International, Inc. will continue as the surviving corporation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  The following exhibit is filed as part of this report:

         Exhibit         Description
         -------         -----------

         2.1 Agreement and Plan of Merger, dated as of May 24, 2002, by and among Levcor International, Inc., a Delaware corporation, and Carlyle Industries, Inc., a Delaware corporation.

         99.1            Press Release, dated May 28, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carlyle Industries, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CARLYLE INDUSTRIES, INC.

                                                  By: /s/ Edward F. Cooke
                                                      -------------------
                                                  Name: Edward F. Cooke
                                                  Title: Vice President


Date: May 29, 2002


                                       2
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                                  EXHIBIT INDEX


         Exhibit         Description
         -------         -----------
         2.1             Agreement and Plan of Merger, dated as of May 24, 2002,
                         by and among Levcor International, Inc., a Delaware corporation, and Carlyle Industries, Inc., a Delaware corporation.

         99.1            Press Release, dated May 28, 2002.




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